Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 18: Commitments and Contingencies

Commitments

NBCUniversal enters into long-term commitments with third parties in the ordinary course of its business, including commitments to acquire film and television programming, take-or-pay creative talent and employment agreements, and various other television-related commitments. Many of NBCUniversal's employees, including writers, directors, actors, technical and production personnel, and others, as well as some of its on-air and creative talent, are covered by collective bargaining agreements or works councils. As of December 31, 2012, the total number of NBCUniversal full-time, part-time and hourly employees on its payroll covered by collective bargaining agreements was 6,700 full-time equivalent employees. Of this total, approximately 18% of these full-time equivalent employees were covered by collective bargaining agreements that have expired or are scheduled to expire during 2013.

We, through Comcast-Spectacor, have employment agreements with both players and coaches of the Philadelphia Flyers. Certain of these employment agreements, which provide for payments that are guaranteed regardless of employee injury or termination, are covered by disability insurance if certain conditions are met.

The table below summarizes our minimum annual programming and talent commitments and our minimum annual rental commitments for office space, equipment and transponder service agreements under operating leases. Programming and talent commitments include acquired film and television programming, including U.S. television rights to the future Olympic Games through 2020, Sunday Night Football on NBC through the 2022-23 season, and other programming commitments, as well as our various contracts with creative talent and employment agreements under take-or-pay contracts.

As of December 31, 2012 (in millions)	Programming and Talent Commitments	Operating Leases
2013	$3,789	$497
2014	$3,495	$439
2015	$2,301	$380
2016	$3,291	$354
2017	$2,078	$329
Thereafter	$15,478	$1,218

The table below presents our rental expense charged to operations.

Year ended December 31 (in millions)	2012	2011	2010
Rental expense	$688	$570	$424

Station Venture

NBCUniversal owns a 79.62% equity interest and a 50% voting interest in Station Venture Holdings, LLC (“Station Venture”), a VIE. The remaining equity interests in Station Venture are held by LIN TV, Corp. (“LIN TV”). Station Venture holds an indirect interest in the NBC owned local broadcast television stations in Dallas, Texas and San Diego, California through its ownership interests in Station Venture Operations, LP (“Station LP”), a less than wholly owned consolidated subsidiary of NBCUniversal. Station Venture is the obligor on an $816 million senior secured note that is due in 2023 to General Electric Capital Corporation (“GECC”), as servicer. The note is nonrecourse to NBCUniversal, guaranteed by LIN TV and collateralized by substantially all of the assets of Station Venture and Station LP. In connection with the NBCUniversal transaction, GE indemnified NBCUniversal for all liabilities NBCUniversal may incur as a result of any credit support, risk of loss or similar arrangement related to the senior secured note in existence prior to the closing of that transaction. We are not the primary beneficiary of, and accordingly do not consolidate, Station Venture. The carrying value of our equity method investment in Station Venture was zero as of December 31, 2012. Because the assets of Station LP serve as collateral for Station Venture's $816 million senior secured note, we recorded a liability in other noncurrent liabilities in our allocation of purchase price in the NBCUniversal transaction, which represented the fair value of the net assets that collateralize the note. As of December 31, 2012, the liability recorded on our consolidated balance sheet was $482 million. In February 2013, we closed our agreement with GE, GECC and LIN TV under which NBCUniversal purchased the Station Venture senior secured note from GECC for $602 million, representing the agreed upon fair value of the assets of Station LP. As of the closing date of the transaction, the $482 million liability was effectively settled, Station Venture and Station LP became wholly owned subsidiaries of NBCUniversal, we now consolidate Station Venture and the Station Venture senior secured note was eliminated in consolidation. Due to the related party nature of this transaction, the excess of the purchase price of the note over the recorded amount of the liability is treated as a capital transaction.

Contingencies

Antitrust Cases

We are defendants in two purported class actions originally filed in December 2003 in the United States District Courts for the District of Massachusetts and the Eastern District of Pennsylvania. The potential class in the Massachusetts case, which has been transferred to the Eastern District of Pennsylvania, is our customer base in the “Boston Cluster” area, and the potential class in the Pennsylvania case is our customer base in the “Philadelphia and Chicago Clusters,” as those terms are defined in the complaints. In each case, the plaintiffs allege that certain customer exchange transactions with other cable providers resulted in unlawful horizontal market restraints in those areas and seek damages under antitrust statutes, including treble damages.

Classes of Chicago Cluster and Philadelphia Cluster customers were certified in October 2007 and January 2010, respectively. We appealed the class certification in the Philadelphia Cluster case to the Third Circuit Court of Appeals, which affirmed the class certification in August 2011 and denied our petition for a rehearing en banc in September 2011. In March 2010, we moved for summary judgment dismissing all of the plaintiffs' claims in the Philadelphia Cluster. In April 2012, the District Court issued a decision dismissing some of the plaintiffs' claims, but allowing two claims to proceed to trial. The plaintiffs' claims concerning the other two clusters are stayed pending determination of the Philadelphia Cluster claims. In June 2012, the U.S. Supreme Court granted our petition to review the Third Circuit Court of Appeals' ruling, and oral arguments were held in November 2012. In September 2012, the trial court stayed all trial and pretrial proceedings pending resolution of the Supreme Court appeal.

We also are among the defendants in a purported class action filed in the United States District Court for the Central District of California in September 2007. The potential class is comprised of all persons residing in the United States who have subscribed to an expanded basic level of video service provided by one of the defendants. The plaintiffs allege that the defendants who produce video programming have entered into agreements with the defendants who distribute video programming via cable and satellite (including us), which preclude the distributor defendants from reselling channels to customers on an “unbundled” basis in violation of federal antitrust laws. The plaintiffs seek treble damages and injunctive relief requiring each distributor defendant to resell certain channels to its customers on an “unbundled” basis. In October 2009, the Central District of California issued an order dismissing the plaintiffs' complaint with prejudice. In March 2012, a panel of the Ninth Circuit Court of Appeals affirmed the District Court's order. In April 2012, the plaintiffs filed a petition for a rehearing, which the Ninth Circuit denied in May 2012. In August 2012, the plaintiffs filed a petition for writ of certiorari with the U.S. Supreme Court, which was denied in November 2012.

In addition, we are the defendant in 22 purported class actions filed in federal district courts throughout the country. All of these actions have been consolidated by the Judicial Panel on Multidistrict Litigation in the United States District Court for the Eastern District of Pennsylvania for pre-trial proceedings. In a consolidated complaint filed in November 2009 on behalf of all plaintiffs in the multidistrict litigation, the plaintiffs allege that we improperly “tie” the rental of set-top boxes to the provision of premium cable services in violation of Section 1 of the Sherman Antitrust Act, various state antitrust laws and unfair/deceptive trade practices acts in California, Illinois and Alabama. The plaintiffs also allege a claim for unjust enrichment and seek relief on behalf of a nationwide class of our premium cable customers and on behalf of subclasses consisting of premium cable customers from California, Alabama, Illinois, Pennsylvania and Washington. In January 2010, we moved to compel arbitration of the plaintiffs' claims for unjust enrichment and violations of the unfair/deceptive trade practices acts of Illinois and Alabama. In September 2010, the plaintiffs filed an amended complaint alleging violations of additional state antitrust laws and unfair/deceptive trade practices acts on behalf of new subclasses in Connecticut, Florida, Minnesota, Missouri, New Jersey, New Mexico and West Virginia. In the amended complaint, plaintiffs omitted their unjust enrichment claim, as well as their state law claims on behalf of the Alabama, Illinois and Pennsylvania subclasses. In June 2011, the plaintiffs filed another amended complaint alleging only violations of Section 1 of the Sherman Antitrust Act, antitrust law in Washington and unfair/deceptive trade practices acts in California and Washington. The plaintiffs seek relief on behalf of a nationwide class of our premium cable customers and on behalf of subclasses consisting of premium cable customers from California and Washington. In July 2011, we moved to compel arbitration of most of the plaintiffs' claims and to stay the remaining claims pending arbitration.

The West Virginia Attorney General also filed a complaint in West Virginia state court in July 2009 alleging that we improperly “tie” the rental of set-top boxes to the provision of digital cable services in violation of the West Virginia Antitrust Act and the West Virginia Consumer Credit and Protection Act. The Attorney General also alleges a claim for unjust enrichment/restitution. We removed the case to the United States District Court for West Virginia, and it was subsequently transferred to the United States District Court for the Eastern District of Pennsylvania and consolidated with the multidistrict litigation described above. In March 2010, the Eastern District of Pennsylvania denied the Attorney General's motion to remand the case back to West Virginia state court. In June 2010, the Attorney General moved to sever and remand the portion of the claims seeking civil penalties and injunctive relief back to West Virginia state court. We filed a brief in opposition to the motion in July 2010.

We believe the claims in each of the pending actions described above in this item are without merit and intend to defend the actions vigorously. We cannot predict the outcome of any of the actions described above, including a range of possible loss, or how the final resolution of any such actions would impact our results of operations or cash flows for any one period or our consolidated financial position. In addition, as any action nears a trial, there is an increased possibility that the action may be settled by the parties. Nevertheless, the final disposition of any of the above actions is not expected to have a material adverse effect on our consolidated financial position, but could possibly be material to our consolidated results of operations or cash flows for any one period.

Other

We are a defendant in several unrelated lawsuits claiming infringement of various patents relating to various aspects of our businesses. In certain of these cases other industry participants are also defendants, and also in certain of these cases we expect that any potential liability would be in part or in whole the responsibility of our equipment and technology vendors under applicable contractual indemnification provisions. We are also subject to other legal proceedings and claims that arise in the ordinary course of our business. While the amount of ultimate liability with respect to such actions is not expected to materially affect our financial position, results of operations or cash flows, any litigation resulting from any such legal proceedings or claims could be time consuming, costly and injure our reputation.